UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

ACCURAY INCORPORATED

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Effective August 17, 2021, the Board of Directors (the “Board”) of Accuray Incorporated (“Company”) appointed Ms. Mika Nishimura as a Class II member of the Company’s Board in order to fill a vacancy on the Board.  Ms. Nishimura is expected to stand for re-election at Company’s 2023 Annual Meeting of Stockholders, when her Class II term will expire.

In connection with her appointment, Ms. Nishimura will receive the same cash and equity compensation for service on the Board that was approved by the Board. Cash compensation for her Board service is an annual cash retainer of $52,500.

Ms. Nishimura’s equity compensation is as follows: (1) in connection with her initial appointment to the Board, a restricted stock unit (“RSU”) grant for that number of shares of the Company’s common stock equal to $150,000 divided by the fair market value of one share of common stock on the grant date, prorated for the months of service between Ms. Nishimura’s appointment to the Board and the Company’s next Annual Meeting of Stockholders, with full vesting on the one-year anniversary of the Company’s 2020 Annual Meeting of Stockholders, subject to Ms. Nishimura’s continued service (the “Initial RSU Grant”); and (2) annually, on the last day of the month in which the Company’s Annual Meeting of Stockholders is held, an RSU grant for the number of shares of the Company’s common stock equal to $150,000 divided by the fair market value of one share of common stock on the grant date, with full vesting on the one-year anniversary of the Annual Meeting of Stockholders to which the grant relates, subject to Ms. Nishimura’s continued service (the “Annual RSU Grant”). Vesting of all RSUs subject to the Initial RSU Grant and any Annual RSU Grant thereafter accelerate in full in the event of a change in control of the Company.

There are no arrangements or understandings between Ms. Nishimura and the Company pursuant to which Ms. Nishimura was appointed as a director. In addition, there are no related party transactions involving the Company and Ms. Nishimura that are reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.  Regulation FD Disclosure.

On August 23, 2021, the Company issued a press release regarding the appointment of Ms. Nishimura to the Board.  A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 disclosure, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 23, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: August 23, 2021	By:	/s/ Jesse Chew
Jesse Chew
Senior Vice President & General Counsel

3